AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 2024

1933 Act Registration File No.: 333-264478

1940 Act File No.: 811-23793

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

TIDAL TRUST II

(Exact Name of Registrant as Specified in Charter)

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CLOCKWISE CORE EQUITY & INNOVATION ETF

A series of Tidal Trust II

c/o U.S. Bank Global Fund Services, P.O. Box 701

Milwaukee, Wisconsin 53201-0701

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF INFORMATION STATEMENT

December 20, 2024

As a shareholder of the Clockwise Core Equity & Innovation ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), a Delaware statutory trust with principal offices located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to a change of control of the Fund’s investment sub-adviser. This notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail.  We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and as a shareholder of the Fund you need not take any action.

Summary of Information Statement

The Information Statement concerns the Fund’s investment sub-adviser, Clockwise Capital LLC (“Clockwise”). There were certain changes in the ownership of Clockwise, whereby Clockwise repurchased all membership units previously held by Mr. Ryan Guttridge, who had held more than 25% of the units (the “Transaction”). The closing of the Transaction resulted in a technical change of control of Clockwise under the Investment Company Act of 1940, as amended (the “1940 Act”), and the automatic termination of the previous investment sub-advisory agreement between Tidal Investments LLC (“Tidal”) and Clockwise.

At a meeting of the Board of Trustees of the Trust (the “Board”) on November 22, 2024, the Board approved an interim sub-advisory agreement between Tidal and Clockwise related to the Fund (the “Interim Agreement”). In addition, the Board approved, subject to shareholder approval, a new sub-advisory agreement for the Fund (the “New Agreement”). The terms of the New Agreement are identical to the terms of the previous agreement with Clockwise, including with respect to the fee rates payable to Clockwise.

Under the 1940 Act, new sub-advisory agreements generally require shareholder approval. To satisfy this requirement, a group representing the majority of the Fund’s outstanding voting securities was asked to approve the New Agreement by a written consent. Such consent was received and effective on December 19, 2024, at which time the New Agreement took effect.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may view and print the full Information Statement on the Fund’s website at www.clockwisefunds.com. This notice of internet availability of the Information Statement is being mailed on or about December 26, 2024. The Information Statement will be available on the website until at least March 20, 2025.  To view and print the Information Statement, click on the link of the information statement in order to open the document.  You may request a paper copy or PDF via email of the Information Statement be sent to you, free of charge, by contacting the Fund in writing at Tidal Trust II, c/o U.S. Bank Global Fund Services, info@clockwisecapital.com, or calling (866) 864-3968.  If you do not request a paper copy or PDF via email by this date, you will not otherwise receive a paper or email copy.

The Fund’s most recent shareholder report on Form N-CSR is available upon request, without charge, by contacting your financial intermediary, by contacting the Fund in writing at Tidal Trust II, c/o U.S. Bank Global Fund Services, emailing info@clockwisecapital.com, calling (866) 864-3968 or downloading it from the website at www.clockwisefunds.com.

The Fund will mail only one copy of this notice to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from at least one of the shareholders. If you need additional copies of this notice and you are a holder of record of Fund shares, please contact the Fund in writing at Tidal Trust II, c/o U.S. Bank Global Fund Services, info@clockwisecapital.com, or calling (866) 864-3968. If your shares are held in broker street name, please contact your financial intermediary to obtain additional copies of this notice.  If in the future you do not want the mailing of notices to be combined with those of other members of your household, or if you have received multiple copies of this notice and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at Tidal Trust II, c/o U.S. Bank Global Fund Services, info@clockwisecapital.com, or calling (866) 864-3968, or contact your financial intermediary. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you for requesting a copy.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT DATED DECEMBER 20, 2024

This document (“Information Statement”) is purely for informational purposes. You are not being asked to vote or take any action on any matter. This Information Statement provides information concerning the Clockwise Core Equity & Innovation ETF (the “Fund”), a series of Tidal Trust II (the “Trust), and its investment sub-advisory agreement.

The notice of internet availability of the Information Statement is being sent on or about December 26, 2024 to all Fund shareholders of record as of November 29, 2024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction and Background

The Information Statement concerns a recent change in the ownership structure of the Fund’s investment sub-adviser (the “Transaction”), Clockwise Capital LLC (“Clockwise”). Prior to the Transaction, Mr. Ryan Guttridge owned in excess of 25% of Clockwise’s Class A membership units, which are the membership units containing voting rights, with the remainder owned by Eli Mikel and Cengiz Cakmak. Following the Transaction, which involved Mr. Guttridge’s departure from the firm and the sale of his Class A membership units to Mr. Mikel and Mr. Cakmak, Mr. Mikel and Mr. Cakmak now own the totality of Clockwise’s Class A membership units. This Transaction resulted in a technical change of control of Clockwise under the Investment Company Act of 1940, as amended (the “1940 Act”), which automatically terminated the previous investment sub-advisory agreement between Tidal Investments LLC (“Tidal” or the “Adviser”) and Clockwise (the “Prior Agreement”).

At a meeting held on November 22, 2024, the Board, including all of the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved an interim sub-advisory agreement between Tidal and Clockwise for the Fund (the “Interim Agreement”). The Board, including all of the Independent Trustees, also approved, subject to shareholder approval, a new sub-advisory agreement for the Fund (the “New Agreement”).

The New Agreement does not result in any change in the Fund’s investment objective, investment strategies, advisory fees, or portfolio management team and the material terms are identical to those in the Prior Agreement.

Under the 1940 Act, new sub-advisory agreements generally require shareholder approval. To satisfy this requirement, a group representing the majority of the Fund’s outstanding voting securities was asked to approve the New Agreement by a written consent. Such consent was received and effective on December 19, 2024, at which time the New Agreement took effect.

II.	Board Consideration of the New Sub-Advisory Agreement

In considering the appointment of Clockwise as the investment sub-adviser for the Fund, the Trustees considered that Clockwise had provided investment sub-advisory services to the Fund pursuant to the Prior Agreement dated April 9, 2024. The initial shareholder of the Fund approved the Prior Agreement.

The Board also considered that the Board was being asked to evaluate the New Agreement in light of the Transaction, which resulted in the automatic termination of the Prior Agreement.

In evaluating the New Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

●	The Prior Agreement was approved by the Board, including all the Independent Trustees, at a Special Meeting of the Board on April 9, 2024. In connection with its approval, the Trustees reviewed information regarding the nature, extent, and quality of services provided by Clockwise; the investment sub-advisory fees to be paid to Clockwise; Clockwise’s costs in managing the Fund and its anticipated profitability from the Fund; and other potential benefits that may be received by Clockwise and its affiliates as a result of their relationship with the Fund.

●	Clockwise represented to the Board that following the Transaction, with the exception of the departure of Mr. Guttridge, there would be no other changes to Clockwise’s portfolio management team under the New Agreement.

●	Clockwise represented to the Board that following the Transaction there is expected to be no change in the nature, quality, or level of services provided to the Fund.

●	The investment sub-advisory fee rates under the New Agreement are the same as those under the Prior Agreement.

●	Clockwise represented to the Board that as a result of the Transaction, there will be no changes to the policies and procedures and Code of Ethics of Clockwise, which were previously approved by the Board.

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the New Agreement is in the best interests of the Fund, and the Fund’s shareholders, and (ii) the compensation payable under the New Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

III.	The New Agreement

The form of New Agreement is attached hereto as Appendix A. The following description is only a summary and is qualified in its entirety by reference to Appendix A. Other than the date of each agreement, the New Agreement and the Prior Agreement are the same. Clockwise is responsible for the day-to-day management of the securities portfolio, including determining the securities and other investment instruments purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. Clockwise is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions in accordance with, among other things, the investment objective, policies, and restrictions of the Fund.

Clockwise bears all expenses incurred by it and its staff with respect to all activities in connection with the performance of sub-advisory services under the New Agreement. All other Fund expenses not specifically assumed by Clockwise under the New Agreement, or by Tidal under the investment advisory agreement between Tidal and the Trust on behalf of the Fund, are borne by the Fund.

In addition, the Adviser has entered into a fund sponsorship agreement with Clockwise pursuant to which Clockwise is a sponsor to the Fund. Under this arrangement, Clockwise has agreed to provide financial support to the Fund. Every month, unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees. In return for its financial support for the Fund, the Adviser has agreed to pay Clockwise any remaining profits generated by the unitary management fee for the Fund. If the amount of the unitary management fees for the Fund exceeds the Fund’s operating expenses (including any sub-advisory fee) and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay the remaining profits to Clockwise. During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, if any, those fees are automatically waived. Further, if the amount of the unitary management fee for the Fund is less than the Fund’s operating expenses and the Adviser-retained amount, Clockwise is obligated to reimburse the Adviser for the shortfall.

Pursuant to the New Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of Clockwise, or reckless disregard of its obligations and duties thereunder, none of Clockwise, its affiliates, or their respective officers, controlling persons, members, partners, shareholders, agents or employees (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be subject to any liability to Tidal, the Fund, or the Trust for any act or omission in the course of, or connected with, rendering services hereunder. Notwithstanding the foregoing, if Tidal assumes trading authority for the Fund in the future, Clockwise will be liable for Losses (defined below) caused by Clockwise’s provision of financial instrument purchase or sale recommendation to Tidal, but for which Clockwise failed to: (i) correctly identify one or more financial instruments for purchase, sale, shorting, or closing out a short (e.g., wrong CUSIP number); (ii) provide the correct amount or percentage of a Fund’s investment portfolio for a particular financial instrument; (iii) accurately identify the type of transaction (e.g., buy, rather than short); or (iv) provide a particular recommendation to Tidal in a timely manner (collectively, “Update Failures”).

Pursuant to the New Agreement, Clockwise has agreed to indemnify Tidal, its affiliates, officers, controlling persons, agents, and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Clockwise) or litigation (including reasonable legal and other expenses) (“Losses”) to which Tidal may become subject as a result of (i) Clockwise’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement; or (ii) if applicable, Update Failures; provided, however, that nothing contained in the New Agreement requires that Tidal be indemnified for Losses that resulted from Tidal’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

The New Agreement will continue in force for an initial period of two years. Thereafter, it will be renewable from year to year with respect to the Fund so long as its continuance is approved at least annually by (1) the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Fund shares. The New Agreement will terminate automatically in the event of an assignment and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to Tidal and Clockwise, or by Tidal or Clockwise on sixty (60) days’ written notice to the Trust and the other party.

There is no change to the investment advisory fee rate payable by the Fund to Tidal in connection with the New Agreement. That is, the Fund’s unitary management fee remains unchanged at 0.95% of the Fund’s average daily net assets. The fee rate under the New Agreement is 0.04% of the Fund’s average daily net assets, which is paid by Tidal out of its own assets.

The Fund is the successor to the Clockwise Core Equity & Innovation ETF, which was a series of Capitol Series Trust (the “Predecessor Fund”). Effective after the close of business on June 21, 2024, the Predecessor Fund reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

Prior to the Reorganization, the Predecessor Fund paid a management fee equal to 0.95% of the Predecessor Fund’s average daily net assets to Clockwise, which served as the investment adviser to the Predecessor Fund.

The table below sets forth the amount of management fees, management fees waived and Fund operating expenses reimbursed by Tidal (acting as investment adviser), and the net management fees paid by the Fund to Tidal (acting as investment adviser) for the fiscal years/periods indicated.

	Gross Management Fees ($)	Management Fees Waived/ Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2024*	$42,689	$0	$42,689

* For the period June 24, 2024 (first business day following the Reorganization) through August 31, 2024.

The table below sets forth the amount of the management fees, management fees waived and Predecessor Fund operating expenses reimbursed by Clockwise (acting as investment adviser), and the net management fees paid by the Predecessor Fund to Clockwise (acting as investment adviser) for the fiscal years/periods indicated:

	Gross Management Fees ($)	Management Fees Waived/ Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2024*	$145, 915	$0	$145,915
2023	$383,618	$0	$383,618
2022**	$23,616	$0	$23,616

* For the period September 1, 2023 through June 21, 2024 (closing date of the Reorganization).

** For the period January 27, 2022 (commencement of operations) to August 31, 2022.

For the period of June 24, 2024 (first business day following the Reorganization) through August 31, 2024, Clockwise was paid $469 in sub-advisory fees.

IV.	Information Regarding Clockwise

Clockwise is located at 1395 Brickell Avenue, Unit 800, Miami, Florida 33131. Clockwise was founded in 2014 and became registered with the U.S. Securities and Exchange Commission in 2021. As of December 31, 2023, Clockwise had approximately $269.5 million in assets under management.

The names, principal occupations, and addresses of the principal executive officers and directors of Clockwise are set forth below:

Names	Occupation	Address
Eli Mikel	Chief Compliance Officer / Managing Partner	1395 Brickell Ave, Suite #800, Miami, FL 33131
Cenzig Cakmak	Chief Investment Officer / Partner	1395 Brickell Ave, Suite #800, Miami, FL 33131

No Officer or Trustee of the Trust is an officer, director, or shareholder of Clockwise (including its affiliates).

SHARE OWNERSHIP

As of November 29, 2024, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.

As of November 29, 2024, the shareholders below owned beneficially or of record 5% of more of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	45.60%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	8.98%	Record

SHAREHOLDER PROPOSALS

The Fund is not required to hold regular meetings of shareholders each year.  Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Fund in a reasonable time prior to the solicitation of proxies for any such meetings.

Additional Information

Additional information about Clockwise is available in the Fund’s Statement of Additional Information dated June 14, 2024, copies of which may be obtained by contacting the Trust through one of the methods provided below.

******

Copies of the Fund's most recent shareholder report is available without charge and may be obtained, without charge, by contacting your financial intermediary, by contacting the Fund in writing at Tidal Trust II, c/o U.S. Bank Global Fund Services, emailing info@clockwisecapital.com, calling (866) 864-3968 or downloading it from the website at www.clockwisefunds.com.

To help reduce expenses, environmental waste, and the volume of mail you receive, if a copy of this Information Statement is requested, only one copy may be sent to shareholders who share the same household address (“Householding”). You may elect not to participate in Householding by contacting the Trust through one of the methods provided above. If you are not currently participating in Householding, you may elect to do so by writing to the Trust.

The Fund’s investment adviser is Tidal. Tidal’s wholly-owned subsidiary, Tidal ETF Services LLC, provides administrative services to the Trust. They are each located at 234 West Florida Street, Suite 203, Milwaukee, WI 53204.

The Trust’s principal underwriter and distributor is Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

APPENDIX A

FORM OF SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (the “Agreement”) is made as of this [ ] day of [ ], 2024 by and between Tidal Investments LLC, a Delaware limited liability company, with its principal place of business at 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 (the “Adviser”) and Clockwise Capital LLC, a Delaware limited liability company, with its principal place of business at 1395 Brickell Avenue, Unit 800, Miami, Florida 33131 (the “Sub-Adviser”), with respect to each series of Tidal Trust II (the “Trust”) identified on Schedule A to this Agreement, as may be amended from time to time (each, a “Fund” and, if more than one Fund, together, the “Funds”).

BACKGROUND

A.            The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

B.             The Adviser has entered into an Investment Advisory Agreement dated April 9, 2024 (the “Investment Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of each Fund.

C.             The Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services.

D.             The Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible.

E.              Subject to the terms of this Agreement, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.              Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.              Sub-Advisory Services. The Sub-Adviser shall have full discretionary authority for portfolio investment decisions for a Fund (or each portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser), including determining, from time to time, what securities (and other financial instruments) shall be purchased for the Fund, what securities (and other financial instruments) shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser (the “Investment Policies”). No reference in this Agreement to the Sub-Adviser having full discretionary authority over each Fund’s portfolio investment decisions shall in any way limit the right of the Board or the Adviser to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund.

The scope of the Sub-Adviser’s authority for trading portfolio securities (and other financial instruments) for a Fund, including selecting broker-dealers to execute purchase and sale transactions (“trading authority”), shall initially be as set forth on Schedule A hereto (which may differ by Fund). The Adviser may revise the scope of the Sub-Adviser’s trading authority upon the provision of at least 30 days’ written notice to the Sub-Adviser. Absent the Sub-Adviser’s provision of written notice declining such change, such a change shall be effective as of the later of the end of such 30-day period or the date set forth in such notice.

If Schedule A indicates “partially discretionary” trading authority, initially, the Adviser shall retain discretionary trading authority for a mutually agreed subset of the Fund’s portfolio investments (the “Subset”), and the Sub-Adviser shall be responsible for providing non-discretionary trading recommendations to the Adviser with respect to the Subset (in accordance with the applicable terms of the “non-discretionary” trading authority paragraph below). In addition, the Sub-Adviser shall have full discretionary trading authority for the remaining portion of the Fund’s portfolio (in accordance with the applicable terms of the “discretionary” trading authority paragraph below).

If Schedule A indicates “fully discretionary” trading authority, initially, the Sub-Adviser shall exercise full trading authority for a Fund with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

If Schedule A indicates “non-discretionary” trading authority, initially, the Sub-Adviser shall be responsible for promptly informing the Adviser (or another investment sub-advisory firm designated by the Adviser (herein, a “Trading Adviser”)) of portfolio investment decisions for a Fund in writing pursuant to mutually agreed notification protocols. In turn, the parties understand and acknowledge that the Adviser or the Trading Adviser, as the case may be, will fully rely on such notifications to effect the security (and other financial instrument) trading execution for each Fund’s portfolio investments. Additionally, the Adviser and the Trading Adviser, as the case may be, has full discretionary authority to select broker-dealers to effect the trading execution for a Fund’s portfolio investments. In the event the Adviser or the Trading Adviser desire clarification on a particular Sub-Adviser notification, the Adviser or the Trading Adviser, as the case may be, will seek guidance from the Sub-Adviser prior to executing any transaction in question.

In any case (e.g., non-discretionary, partial discretion, or full discretion), the Adviser may retain such discretionary authority as it deems appropriate for effecting in-kind and other transactions of Fund portfolio investments vis-à-vis “creation units.”

Regardless of the scope of the Sub-Adviser’s trading authority, the Sub-Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

3.	Representations of the Sub-Adviser.

3.1.	The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

3.2.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser.

3.3.	The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information they may reasonably require concerning the amount of or scope of such insurance.

3.4.	None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

3.5.	The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to such policies and procedures as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures.

3.6.	The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures.

3.7.	To the extent the Sub-Adviser is exercising “discretionary" trading authority, if any, the Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association (the “NFA”). To the extent the Sub-Adviser has “non-discretionary” trading authority, the Sub-Adviser will not recommend that a Fund engage in any futures transactions, options on futures transactions or transactions in other commodity interests prior to both the Sub-Adviser and the Adviser (or the Trading Adviser, as the case may be) becoming registered or filing a notice of exemption on behalf of the Fund with the NFA.

3.8.	The Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program.

4.	Representations of the Adviser.

4.1.	The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

4.2.	The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended, the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law that relate to the Adviser’s services described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

4.3.	The Adviser has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser.

4.4.	The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV.

4.5.	The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents.

4.6.	The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund.

4.7.	The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

5.              Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund’s portfolio investments and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board or the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

6.              Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s portfolio investments to the Adviser with the authority to delegate such responsibility to sub-advisers.

To carry out such proxy voting obligations, the Sub-Adviser shall initially have the proxy voting authority, if any, as set forth on Schedule A hereto (which may differ by Fund). The Adviser may revise the scope of the Sub-Adviser’s proxy voting authority upon the provision of at least 30 days’ written notice to the Sub-Adviser. Absent the Sub-Adviser’s provision of written notice to the Adviser declining such change, such a change shall be effective as of the later of the end of such 30-day period or the date set forth in such notice.

If Schedule A indicates “full” proxy voting authority, initially, the Adviser hereby delegates such proxy voting authority for a Fund to the Sub-Adviser. So long as proxy voting authority for a Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep records relating to proxy voting as the Board or the Adviser may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting authority to the Sub-Adviser may be revoked or modified by the Adviser at any time.

If Schedule A indicates “advisory” proxy voting authority, initially, the Sub-Adviser shall provide the Adviser, via a mutually agreed upon methodology, the Sub-Adviser’s recommendations with respect to how to vote proxies with respect to all or a sub-set of a Fund’s proxies. Notwithstanding such recommendations, the Adviser shall retain full proxy voting authority to decide how to vote all such proxies.

If Schedule A indicates “none” with respect to proxy voting authority, the Sub-Adviser shall have no proxy voting authority or responsibilities with respect to a Fund’s proxy voting obligations.

7.              Brokerage. As described above in Section 2, the Adviser may delegate full trading authority to the Sub-Adviser, delegate shared (or partial) trading authority to the Sub-Adviser, or the Adviser may retain full trading authority (and, in that case, delegate no such authority to the Sub-Adviser). If Schedule A indicates “fully discretionary” trading authority, initially, the Sub-Adviser shall have the trading authority set forth below in this Section 7 (Brokerage) for a Fund’s entire portfolio. If Schedule A indicates “partially discretionary” trading authority, initially, the Sub-Adviser shall have no trading authority with respect to the Subset, but shall have the authority set forth below in this Section 7 (Brokerage) for the remaining portion of a Fund’s portfolio. Finally, if Schedule A indicates “non-discretionary” trading authority, initially, the Sub-Adviser will have no trading authority or responsibilities under this Agreement (for a Fund), nor any authority to place or execute securities transactions on behalf of such Fund.

7.1.	The Sub-Adviser shall arrange for the placing and execution Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to seeking the best price and execution reasonably available, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time. Subject to Section 7.2 below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to such Fund, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. The Sub-Adviser also agrees that it will cooperate with the Trust and the Adviser to allocate brokerage transactions to brokers or dealers who provide benefits directly to a particular Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.

7.2.	Notwithstanding the provisions of Section 7.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust or the direction of the Adviser and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Sub-Adviser exercises investment discretion.

7.3.	The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser, or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

7.4.	The Sub-Adviser is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Sub-Adviser in accordance with the Sub-Adviser’s written policy.

8.	Records/Reports.

8.1.	Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer”) the information required to be supplied under this Agreement.

8.2.	The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.

8.3.	Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

8.4.	Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, and to provide such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

8.5.	Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.

8.6.	Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Sub-Adviser’s policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) that has occurred or is otherwise proposed to occur.

8.7.	Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

8.8.	Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

9.              Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

10.           Members and Employees. Members and employees of the Sub-Adviser may be trustees, officers or employees of the Trust.

11.           Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

12.           Compensation.

12.1.	Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2.	The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3.	The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

13.          Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

14.	Liability and Standard of Care.

14.1.	The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived. In addition, to the extent the Sub-Adviser is acting under this Agreement with “non-discretionary” trading authority or “partially discretionary” trading authority, the Sub-Adviser will be liable for Losses (defined below) caused by the Sub-Adviser’s provision of a securities (or other financial instrument) purchase or sale recommendation to the Adviser or the Trading Adviser, but for which the Sub-Adviser failed to: (i) correctly identify one or more securities and/or financial instruments for purchase, sale, shorting, or closing out a short (e.g., wrong CUSIP number); (ii) provide the correct amount or percentage of the Fund’s investment portfolio for a particular security or financial instrument; (iii) accurately identify the type of transaction (e.g., buy, rather than short); or (iv) provide a particular recommendation to the Adviser in a timely manner (collectively, “Update Failures”).

14.2.	The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”); or (iii) Update Failures.

14.3.	Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.

14.4.	The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.5.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

14.6.	The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

14.7.	Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, any Sub-Adviser Indemnified Parties for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by or on behalf of the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon acts or omissions of the Sub-Adviser which result from or are based upon acts or omissions of the Sub-Adviser, including, but not limited to, a failure of the Sub-Adviser to provide accurate and current information with respect to any records maintained by Sub-Adviser; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in this Section 14.7 shall not apply with respect to, and to the extent, any portion of liability that is attributable to Adviser Disabling Conduct.

15.	Term/Approval/Amendments.

15.1.	This Agreement shall become effective with respect to a Fund as of the date of commencement of operations of the Fund if approved: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), and (ii) by vote of a majority of the Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.	No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of the Independent Trustees.

15.3.	In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.	This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

16.	Use of the Sub-Adviser’s Name.

16.1.	The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.	Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.	Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.	Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.           Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below, or such other address(es) as may be specified in writing by one party to the other party.

Notices to Adviser shall be sent to:

Tidal Investments LLC

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Attn: Chief Executive Officer

Notices to Sub-Adviser shall be sent to:

Clockwise Capital LLC

1395 Brickell Avenue, Unit 800

Miami, Florida 33131

Attn: Eli Mikel

20.          Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

21.          Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

22.          Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

23.          Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

24.          Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of New York and the Adviser and Sub-Adviser consent to the jurisdiction of courts, both state or federal, in New York, with respect to any dispute under this Agreement.

25.          Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.          Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

 IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

TIDAL INVESTMENTS LLC

By:
Name:
Title:

CLOCKWISE CAPITAL LLC

By:
Name:
Title:

Schedule A

to the

Sub-Advisory Agreement

by and between

Tidal Investments LLC

and

Clockwise Capital LLC

Fund Name	Sub-Advisory Fee	Effective Date	Trading Authority	Proxy Voting Authority
Clockwise Core Equity & Innovation ETF	0.04%	Commencement of Operations	☒ Fully Discretionary ☐ Partially Discretionary ☐ Non-Discretionary	☐ Full ☐ Advisory ☒ None